Acquisitions	3 Months Ended
Mar. 31, 2025
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Acquisition

Note 3. Acquisitions

The Company accounts for business combinations in accordance with the acquisition method of accounting under ASC 805 - Business Combinations (“ASC 805”). The acquisition method of accounting requires the Company to record the acquired assets and liabilities, including identifiable intangible assets, at their estimated fair values as of the acquisition date, with any excess of the consideration transferred recorded to goodwill.

On January 8, 2025, the Company acquired all of the issued and outstanding shares of capital stock of Emission, Inc. (“Emission”), a life sciences manufacturing company based in Georgetown, Texas. Emission produces large-scale, highly-uniform dye-encapsulating magnetic beads designed for low and mid-plex assays and a mid-plex platform that reads these proprietary beads. The transaction is part of the Company’s plans to secure the use of Emission’s highly controlled beads in the Company’s next generation platforms and expansion into a new multi-plex segment targeting third-party original equipment manufacturer customers.

Total Consideration Transferred

The following table summarizes the fair value of the aggregate consideration paid or payable for Emission (in thousands):

Cash paid at closing (1)	$8,997
Holdback (2)	1,000
Contingent consideration (3)	6,612
Total purchase consideration	$16,609
(1)	Cash paid at close represents the contractual amount paid on the closing date and is reflected as an investing activity in the Consolidated Statements of Cash Flows. Cash acquired was not material.
(2)	The holdback is expected to be paid during the first quarter of 2026 and is subject to applicable adjustments.
(3)	The acquisition includes contingent consideration arrangements discussed below in the section titled “Contingent Consideration”.

Contingent Consideration

The Emission transaction included two arrangements that could result in additional cash payments to the seller. An additional $10.0 million is payable upon completion of certain technical milestones (“Earnout 1”) and up to $50.0 million could be payable based on the amount and timing of certain performance targets over a five year period ending December 31, 2029 (“Earnout 2”).

Under ASC 805, the Company determined Earnout 1 is compensation expense and is therefore recognized separately from the business combination. In accordance with ASC 710 - Compensation, Earnout 1 will be recognized over the expected period certain technical requirements are transferred and certain milestones are completed, which the Company currently estimates to be seven months from the closing date of the acquisition. This expense is recorded in research and development and selling, general and administrative expenses on the Consolidated Statements of Operations.

The preliminary fair value of Earnout 2 on the acquisition date was $6.6 million, which represents purchase price and is included in the accounting for the business combination. Refer to Note 8 - Fair Value of Financial Instruments for further discussion.

Preliminary Allocation of Purchase Price

The following table summarizes the preliminary allocation of the purchase price to the estimated fair values of the acquired assets and liabilities (in thousands):

As of March 31, 2025
Assets:
Cash and cash equivalents	$43
Accounts receivable, net of allowance for expected credit losses	49
Inventory	307
Intangible asset (1)	12,700
Goodwill (2)	6,574
Liabilities:
Accounts payable	56
Deferred tax liability (3)	3,007
Net assets acquired	$16,610
(1)

The acquired intangible asset is finite lived, represents developed technology, and has an estimated useful life of 14 years. The determination of the fair value of the finite-lived intangible asset required management judgment and the consideration of a number of factors. In determining the fair value, management primarily relied on a multi-period excess earnings valuation methodology. This methodology required the use of estimates, including projected revenues related to the particular asset; its obsolescence rate; royalty, margin, and discount rates; and certain published or readily available industry benchmark data. In establishing the estimated useful life of the acquired intangible asset, the Company relied primarily on the duration of the cash flows utilized in the valuation model.

(2)	Goodwill represents the expected synergies from combining Emission with Quanterix as well as the value of the acquired workforce. The goodwill is not deductible for income tax purposes.
(3)	Recorded in other non-current liabilities on the Consolidated Balance Sheets.

Due to the timing of the acquisition in the first quarter of 2025, the purchase price allocation set forth above is preliminary. The Company continues to obtain the information to complete the purchase price allocation and will record adjustments, if any, during the measurement period subsequent to the acquisition date. Only facts and circumstances that existed as of the acquisition date are considered for subsequent adjustment.

The operating results of Emission have been included in the Company’s financial statements since the acquisition date and are not material to the Company’s consolidated financial results.

Acquisition costs related to the Emission transaction were not material for the three months ended March 31, 2025.

Call Option Agreement

In connection with the closing of the acquisition of Emission, the Company entered into a call option agreement (the “Option Agreement”), in which the Emission selling shareholders have the right to repurchase all of the outstanding capital stock of Emission for $10.0 million after five years if Emission’s revenues do not exceed $5.0 million in any one year during such five-year period. If the Emission selling shareholders exercise the right to repurchase Emission, the Company will retain a perpetual, fully-paid, irrevocable license to all Emission intellectual property required to continue to manufacture and commercialize the Company’s products.

The Company determined that the call option is embedded in the purchased shares of Emission and does not require separate accounting unless exercised.